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SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
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/ /	Soliciting Material Pursuant to §240.14a-12
CPB INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CPB INC.
220 South King Street
Honolulu, Hawaii 96813
(808) 544-0500

March 23, 2001

Dear Shareholder:

    On behalf of the Board of Directors, I cordially invite you to attend the 2001 Annual Meeting of Shareholders of CPB Inc. The Annual Meeting will be held on Tuesday, April 24, 2001, at 10:00 a.m., Hawaii time, on the third floor of the Central Pacific Plaza Building, 220 South King Street, Honolulu, Hawaii.

    The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe matters to be acted upon at the Annual Meeting. We ask that all shareholders read these documents and sign and return the enclosed Proxy Card in the enclosed postage-paid envelope to ensure that your shares are voted accordingly. Shareholders who attend the meeting may withdraw their proxy and vote in person if they wish to do so.

    We appreciate your continued interest in CPB Inc. and are confident that, as in the past, you will continue to vote your shares.

                      Sincerely,

                      Joichi Saito
                       Chairman of the Board and Chief Executive Officer

CPB INC.
 220 South King Street
Honolulu, Hawaii 96813
(808) 544-0500

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

    TO BE HELD APRIL 24, 2001

TO THE SHAREHOLDERS OF CPB INC.:

    NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of CPB Inc. (the "Company") will be held on the third floor of the Central Pacific Plaza Building, 220 South King Street, Honolulu, Hawaii 96813, on Tuesday, April 24, 2001, at 10:00 a.m., Hawaii time, for the purpose of considering and voting upon the following matters:

  1.
  Election of Directors.  To elect three persons to the Board of Directors for a term of three years and to serve until their successors are elected and qualified, as more fully described in the accompanying Proxy Statement.

  2.
  Ratification of Appointment of Independent Accountants.  To ratify the appointment of KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 2001.

  3.
  Approval of Amendment to 1997 Stock Option Plan.  To approve Amendment No. 1 to the Company's 1997 Stock Option Plan which allows for discretionary grants of restricted shares of Common Stock of the Company to non-employee directors of the Company and its subsidiaries.

  4.
  Other Business.  To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

    Only those shareholders of record at the close of business on February 28, 2001 shall be entitled to notice of and to vote at the Meeting.

    SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY WISH TO DO SO.

                      By order of the Board of Directors,

                      AUSTIN Y. IMAMURA
                       Vice President and Secretary

Dated: March 23, 2001

CPB INC.
220 South King Street
Honolulu, Hawaii 96813
(808) 544-0500

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

    April 24, 2001

INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies ("Proxies") by the Board of Directors of CPB Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on the third floor of the Central Pacific Plaza Building, 220 South King Street, Honolulu, Hawaii 96813, on Tuesday, April 24, 2001, at 10:00 a.m., Hawaii time, and at any and all adjournments thereof. This Proxy Statement and accompanying Notice will be mailed to shareholders on or about March 23, 2001.

Matters to be Considered

    The matters to be considered and voted upon at the Meeting will be:

  1.
  Election of Directors. To elect three persons to the Board of Directors for a term of three years and to serve until their successors are elected and qualified.

  2.
  Ratification of the Appointment of Independent Accountants. To ratify the appointment of KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 2001.

  3.
  Approval of the Amendment to 1997 Stock Option Plan. To approve Amendment No. 1 to the Company's 1997 Stock Option Plan which allows for discretionary grants of restricted shares of Common Stock of the Company to non-employee directors of the Company and its subsidiaries.

  4.
  Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

Voting and Revocability of Proxies

    A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. It may also be revoked by attendance at the Meeting and election to vote in person thereat. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions on the Proxy. If no instructions are specified with respect to matters to be acted upon, the shares represented by the Proxy will be voted "FOR" the election of all nominees as directors, "FOR" ratification of the appointment of KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 2001 and "FOR" approval of Amendment No. 1 to the Company's 1997 Stock Option Plan. It is not anticipated that any matters will be presented at the Meeting other than as set forth in the accompanying Notice of the Meeting. If any other matters are presented properly at the Meeting, however, the Proxy will be voted by the Proxy Holders in accordance with the recommendations of the Board of Directors.

    If you hold your shares of the Company's common stock, no par value ("Common Stock"), in "street name" and you fail to instruct your broker or nominee as to how to vote your Common Stock, your broker or nominee may, in its discretion, vote your Common Stock "FOR" the election of the Board of Directors' nominees, "FOR" the proposal to ratify the appointment of KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 2001 and "FOR" approval of Amendment No. 1 to the Company's 1997 Stock Option Plan.

Costs of Solicitation of Proxies

    This solicitation of Proxies is made on behalf of the Board of Directors of the Company (the "Board") and the Company will bear the costs of solicitation. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in this solicitation of Proxies also will be borne by the Company. It is contemplated that Proxies will be solicited principally through the mail, but directors, officers and regular employees of the Company or its subsidiary, Central Pacific Bank (the "Bank"), may solicit Proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals. The Company does not intend to utilize the services of other individuals or entities not employed by or affiliated with the Company in connection with the solicitation of Proxies.

Outstanding Securities and Voting Rights

    The close of business on February 28, 2001 has been fixed as the record date ("Record Date") for the determination of the shareholders of the Company entitled to notice of and to vote at the Meeting. There were 8,470,668 shares of Common Stock issued and outstanding on the Record Date. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the purposes of conducting business.

    Each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company as of the Record Date on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively, provided that not less than forty-eight (48) hours prior to the time fixed for the Meeting, a written request for such cumulative vote has been delivered to the Secretary of the Company. If a shareholder has given such request, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares of Common Stock owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit. Nominees receiving the highest number of votes on the foregoing basis up to the total number of directors to be elected will be elected directors. Accordingly, abstentions from voting or votes withheld from the election of directors will have no effect in an uncontested election. Discretionary authority to cumulate is hereby solicited by the Board of Directors and return of the Proxy shall grant such authority.

    The proposal to ratify the appointment of KPMG LLP as the Company's independent accountants requires the affirmative vote of shareholders holding not less than a majority of the shares of Common Stock represented and entitled to vote at the Meeting. Accordingly, an abstention from voting on the proposal to ratify the appointment of KPMG LLP will have the effect of a vote "AGAINST" the proposal.

    The proposal to approve Amendment No 1. to the Company's 1997 Stock Option Plan requires the affirmative vote of shareholders holding not less than a majority of the shares of Common Stock represented and entitled to vote at the Meeting. Accordingly, an abstention from voting on the proposal to approve Amendment No. 1 to the Company's 1997 Stock Option Plan will have the effect of a vote "AGAINST" the proposal.

Principal Shareholders

    As of February 28, 2001, the following were the only persons known to management of the Company to beneficially own more than five percent of the Company's outstanding Common Stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common	The Committee of the Central Pacific Bank Employee Stock Ownership Plan 220 South King Street Honolulu, Hawaii 96813	981,967	(1)	11.59%
Common	Private Capital Management 3003 9th Street North Naples, Florida 34103	703,162		8.30%
Common	The Sumitomo Bank, Limited 6-5 Kitahama 4-Chome Chuo-Ku Osaka, Japan	510,610	(2)	5.99	%(3)
Common	State of Wisconsin Investment Board P.O. Box 7842 Madison, Wisconsin 53707	445,000		5.25%

(1)
Under the terms of the Employee Stock Ownership Plan of Central Pacific Bank ("ESOP"), shares of the Common Stock are held in trust by Central Pacific Bank, the trustee under the ESOP Trust ("Trustee"), for the exclusive benefit of the participants. The Trustee is the recordholder of the Common Stock held by the ESOP; however, the Committee of the ESOP (the "ESOP Committee"), which consists of five members, gives the Trustee investment instructions with respect to all of the ESOP assets and voting instructions with respect to those shares held by the ESOP for which the voting rights have not passed through to participants. As of February 28, 2001, all of the shares of Common Stock held by the ESOP had been allocated to the accounts of participants. Although the members of the ESOP Committee share among themselves as committee members dispositive power, subject to the terms of the ESOP, over all of the shares held by the ESOP and, therefore, pursuant to the applicable regulations promulgated pursuant to the Securities Exchange Act of 1934, as amended, are technically the beneficial owners of such shares, the actual beneficial owners are the employees who participate in the ESOP. The members of the ESOP Committee, therefore, disclaim beneficial ownership of such shares held in trust which are otherwise attributable to them by virtue of serving on such ESOP Committee.

(2)
Includes 48,860 additional shares which may be issued upon exercise of warrants granted pursuant to a Share Purchase Agreement between the Company and The Sumitomo Bank, Limited ("Sumitomo") and based upon the exercise of stock options by participants of the 1986 and 1997 Stock Option Plans. See "ELECTION OF DIRECTORS—Certain Transactions."

(3)
This percentage is computed as if the 48,860 shares (described in footnote 2 above) were outstanding. However, the 48,860 shares are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other person.

ELECTION OF DIRECTORS

    Under the Company's Restated Articles of Incorporation ("Articles") and Bylaws, which provide for a "classified" Board, three directors (out of a present total of nine) are to be elected at the Meeting to serve three-year terms expiring at the Year 2004 Annual Meeting of Shareholders and until their respective successors are elected and qualified. The Company's Bylaws currently provide for nine directors, three each serving as Class I, Class II and Class III directors. The nominees to serve as Class I directors for the election at the Meeting are Dr. Dennis I. Hirota and Messrs. Shunichi Okuyama and Joichi Saito, who are currently serving as Class I directors.

    All nominees have indicated their willingness to serve and unless otherwise instructed, Proxies will be voted for all of the nominees. However, in the event that any of them should be unable to serve, the Proxy Holders named on the enclosed Proxy Card will vote in their discretion for such persons as the Board of Directors may recommend.

    There are no family relationships among directors or executive officers of the Company, and, except as set forth below, as of the date hereof, no directorships are held by any director with a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

    The following table sets forth certain information, as of February 28, 2001, with respect to each of the directors, nominees and Named Executives (as defined below), as well as all directors and executive officers, as a group:

				Common Stock Beneficially Owned on February 28, 2001(2)
			First Year Elected or Appointed as Officer or Director of the Company(1)
Name	Principal Occupation for the Past Five Years	Age		Number		Percent of Class(3)	Term Expires
Nominees (Class I Directors)
HIROTA, Dennis I., Ph.D. (Class I Director, Nominee)	President, Sam O. Hirota, Inc. Engineering and Surveying (1986-present); Registered Professional Engineer and Licensed Professional Land Surveyor(4)	60	1980	9,700	(5)	*	2001
OKUYAMA, Shunichi (Class I Director, Nominee)	Senior Managing Director, International Banking Group, The Sumitomo Bank, Limited (1998-present); Managing Director, International Banking Group, The Sumitomo Bank, Limited (1997-1998); Managing Director, Europe, Middle East and Africa Region, The Sumitomo Bank, Limited (1996-1997)	57	1997	—	(6)	N/A	2001
SAITO, Joichi (Class I Director, Nominee)	Chairman of the Board and Chief Executive Officer of Company and Bank (1996-present)(4)(7)	65	1989	39,142	(8)	*	2001
Class II Directors
GUILD, Alice F. (Class II Director)	Executive Director, The Friends of Iolani Palace (1998-present)	66	1980	6,612	(9)	*	2002

NAGAMINE, Daniel M. (Class II Director)	President, Flamingo Enterprises, Inc. (1985-present); General Partner, Flamingo Pearl City, a limited partnership (1998-present); Certified Public Accountant	59	1983	12,760	(10)	*	2002
SHIBUYA, Naoaki (Class II Director)	President of Company (1996-present); President and Chief Operating Officer of Bank (1996-present)(4)(11)	59	1995	23,239	(12)	*	2002
Class III Directors
DEVENS, Paul (Class III Director)	Vice Chairman of the Board of Company (1995-present); Of Counsel, Devens, Nakano, Saito, Lee, Wong & Ching (1994-present)	69	1980	8,942	(13)	*	2003
HONBO, Clayton K., M.D. (Class III Director)	Retired; Doctor of Obstetrics and Gynecology, Clayton K. Honbo, M.D., Inc. (1977-1999)	62	1999	240,709	(14)	2.84%	2003
HONG, Stanley W. (Class III Director)	President and Chief Executive Officer, The Chamber of Commerce of Hawaii (1996-present); Consultant to HRT, Ltd. (1994-1996)	64	1993	4,900	(15)	*	2003
Executive Officers
IMAMURA, Austin Y.	Vice President and Secretary of Company (1991-present); Executive Vice President and Secretary of Bank (1991-present)	54	1991	14,954	(16)	*	N/A
KANDA, Neal K.	Vice President and Treasurer of Company (1991-present); Executive Vice President of Bank (1996-present); Executive Vice President and Controller of Bank (1993-1996)	52	1991	19,895	(17)	*	N/A
All Directors and Executive Officers, as a Group (11 persons)				380,853	(18)	4.47%

*
Less than 1%.

(1)
All directors of the Company are also directors of the Bank. Dates prior to the formation of the Company in 1982 indicate the year first appointed director of the Bank. Dr. Hirota, Mrs. Guild and Messrs. Devens and Nagamine commenced service as directors of the Company on February 1, 1982, the date of formation of the Company. Dr. Hirota, Mrs. Guild and Mr. Nagamine served as directors of the Company until April 23, 1985 when the Company's shareholders adopted a classified Board and reduced the number of directors to nine. However, Dr. Hirota, Mrs. Guild and Mr. Nagamine continued to serve on the Bank's Board until they were reelected to the Company's Board in 1986, 1990, and 1990, respectively. Mr. Hong has been a director of the Bank since 1985. Dr. Honbo has been a director of the Bank since 1986. Mr. Saito has been a director of the Bank since 1988. Mr. Shibuya has been a director of the Bank since 1994. Mr. Okuyama served as a director of the Bank from 1997 to 1999 and currently serves as a director of the Bank, such term commenced in 2000.

(2)
Except as otherwise noted below, each person has sole voting and investment powers with respect to the shares listed.

(3)
In computing the percentage of shares beneficially owned, the number of shares which the person (or group) has a right to acquire within sixty (60) days after February 28, 2001 are deemed outstanding for the purpose of computing the percentage of Common Stock beneficially owned by that person (or group) but are not deemed outstanding for the purpose of computing the percentage of shares beneficially owned by any other person.

(4)
Messrs. Saito and Shibuya, and Dr. Hirota are also directors of CPB Properties, Inc., a wholly owned subsidiary of the Bank.

(5)
Includes 1,760 shares for which Dr. Hirota has shared voting and investment powers with his wife, Kathryn Hirota, and 4,500 shares which Dr. Hirota has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

(6)
Does not include 461,750 shares held by Sumitomo, of which Mr. Okuyama is a Senior Managing Director. With respect to shares described in the preceding sentence, Mr. Okuyama disclaims any beneficial ownership.

(7)
Mr. Saito was formerly an officer of Sumitomo, from which he is now retired.

(8)
Includes 7,000 shares for which Mr. Saito has shared voting and investment powers with his wife, Yoko Saito, and 16,782 shares allocated to Mr. Saito's account under the Bank's ESOP.

(9)
Includes 4,500 shares which Mrs. Guild has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

(10)
Includes 8,260 shares for which Mr. Nagamine has shared voting and investment powers with his wife, Maxine Nagamine, and 4,500 shares which Mr. Nagamine has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

(11)
Mr. Shibuya is on indefinite leave of absence from Sumitomo.

(12)
Includes 400 shares for which Mr. Shibuya has shared voting and investment powers with his wife, Tsuneko Shibuya, 19,000 shares which Mr. Shibuya has the right to acquire by the exercise of stock options vested pursuant to the Company's 1986 Stock Option Plan and 3,839 shares allocated to Mr. Shibuya's account under the Bank's ESOP.

(13)
Includes 2 shares held by the law firm of Devens, Nakano, Saito, Lee, Wong & Ching, a partnership, for which Mr. Devens is Of Counsel, and 4,500 shares which Mr. Devens has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

(14)
Includes 174,366 shares held in trust for the benefit of Dr. Honbo's wife, Lynette K. Honbo, 22,803 shares held in trusts for the benefit of his sons and daughter for which he and the beneficiary of the specific trust are each co-trustees, 38,840 shares held in trusts for the benefit of his sons and daughter for which he and his wife are each co-trustees, 200 shares held in his Individual Retirement Account ("IRA") and 4,500 shares which he has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

(15)
Includes 400 shares for which Mr. Hong has shared voting and investment powers with his wife, Karen Ho Hong, and 4,500 shares which Mr. Hong has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

(16)
Includes 14,954 shares allocated to Mr. Imamura's account under the Bank's ESOP.

(17)
Includes 12,600 shares which Mr. Kanda has the right to acquire by the exercise of stock options vested pursuant to the Company's 1986 Stock Option Plan and 7,295 shares allocated to Mr. Kanda's account under the Bank's ESOP.

(18)
Includes 236,009 shares held in trusts for the benefit of family members of Dr. Honbo, 200 shares held in Dr. Honbo's IRA, 17,822 shares for which certain directors and officers have shared voting and investment powers, 58,600 shares which members of the group have the right to acquire by the exercise of stock options vested pursuant to the Company's 1986 and 1997 Stock Option Plans and 42,870 shares allocated to the accounts of executive officers under the Bank's ESOP.

Section 16(a) Beneficial Ownership Reporting Compliance

    The Company's directors, executive officers and the beneficial holders of more than 10% of the Common Stock are required to file certain reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of the Company's stock. Based on its review of copies of those reports, the Company is required to disclose failures to report shares beneficially owned or changes in such beneficial ownership, or to timely file required reports during the previous year. To the best knowledge of the Company, there were no such failures to file or timely file required reports during 2000, except for an untimely filing by Dr. Clayton K. Honbo, a director, of a Form 4 to reflect 200 shares of Common Stock transferred to his IRA.

The Board of Directors and Committees

    The Board of Directors of the Company has various standing committees, including an Audit Committee, a Compensation & 1997 Stock Option Plan Committee (the "Compensation Committee"), an Executive Committee and a Nominating Committee.

  Audit Committee

    The Audit Committee held four (4) meetings during 2000. The committee is chaired by Mrs. Guild, and Messrs. Hong and Nagamine are members. The primary functions of the Audit Committee are to review various financial and audit reports and to make recommendations concerning the appointment of independent accountants.

Report of the Audit Committee

    The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report of the Audit Committee by reference.

    The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three (3) directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter unanimously approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix A.

    Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

    In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December 31, 2000 financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

    Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

                      THE AUDIT COMMITTEE

                      ALICE F. GUILD, CHAIR
                      STANLEY W. HONG
                      DANIEL M. NAGAMINE

  Compensation Committee

    The Compensation Committee held two (2) meetings during 2000. The committee is chaired by Mr. Hong, and Messrs. Devens and Nagamine are members. The Compensation Committee's primary functions include determining individuals to whom options will be granted and their terms, approving recommendations related to employee compensation and benefit programs, and determining the Chief Executive Officer's compensation.

  Executive Committee

    The Executive Committee, which held no meetings during 2000, is chaired by Mr. Devens, Dr. Hirota, Dr. Honbo and Messrs. Saito and Shibuya are members. The purpose of the Executive Committee is, among other things, to manage the business affairs of the Company while not in conflict with specific law or directives that may be given by the Board of Directors.

  Nominating Committee

    The Nominating Committee held one (1) meeting during 2000. The committee is chaired by Mr. Nagamine, and Mrs. Guild, Dr. Hirota and Dr. Honbo are members. It is responsible for recommending nominees for directors of the Company. It will consider nominees for election at the 2002 Annual Meeting of Shareholders recommended by shareholders if such recommendations are received in writing prior to December 15, 2001. Shareholder recommendations should be addressed to the Company's Secretary, P.O. Box 3590, Honolulu, Hawaii 96811.

    During the fiscal year ended December 31, 2000, the Board of Directors of the Company held a total of six (6) meetings. All of the persons who were directors of the Company during 2000 attended at least seventy-five percent (75%) of the aggregate of (1) the total number of such Board meetings, and (2) the total number of meetings held by all committees of the Board on which they served during the year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE BOARD OF DIRECTORS' NOMINEES.

Compensation of Directors and Executive Officers

  Executive Compensation

    Summary of Cash and Certain Other Compensation.  The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the three other executive officers of the Company (determined as of the end of the last fiscal year) whose annual salary and bonus exceeded $100,000 in 2000 (the "Named Executives") for each of the fiscal years ended December 31, 2000, 1999 and 1998:

SUMMARY COMPENSATION TABLE

Long Term Compensation
		Annual Compensation		Awards		Payouts
Securities Underlying Options/SARs* (#)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Restricted Stock Award ($)		LTIP** Payout ($)	All Other Compensation ($)
Joichi Saito Chairman of the Board and Chief Executive Officer	2000 1999 1998	405,344 370,016 338,344	119,130 33,908 —	— — —	— — —	— — —	21,354 23,154 22,827	(1) (2) (3)
Naoaki Shibuya President	2000 1999 1998	281,680 258,344 235,011	82,650 23,646 —	— — —	— — —	— — —	19,841 21,904 22,678	(4) (5) (6)
Austin Y. Imamura Vice President and Secretary	2000 1999 1998	210,667 198,000 186,667	61,275 21,025 —	— — —	— — —	— — —	19,754 21,822 21,635	(7) (8) (9)
Neal K. Kanda Vice President and Treasurer	2000 1999 1998	180,667 168,000 156,667	52,725 20,348 —	— — —	— — —	— — —	19,556 21,657 20,849	(10) (11) (12)

*
SAR stands for "Stock Appreciation Rights" and refers to SARs payable in cash or stock, including SARs payable in cash or stock at the election of the Company or Named Executive Officer.

**
LTIP stands for "Long-Term Incentive Plan" and refers to any plan providing compensation intended to serve as an incentive for performance to occur over a period longer than one fiscal year, whether such performance is measured by reference to financial performance of the Company or an affiliate, the Company's stock price, or any other measure, but excluding restricted stock, stock option and SAR Plans.

(1)
Includes contributions to the Bank's Cash or Deferred Arrangement ("CODA")/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Saito of $6,200, $6,124, $2,230 and $6,800, respectively.

(2)
Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Saito of $7,270, $10,811, $1,873 and $3,200, respectively.

(3)
Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Saito of $6,541, $10,597, $1,606 and $4,084, respectively.

(4)
Includes contributions to the Bank's CODA/Profit Sharing Plan, the Banks ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Shibuya of $6,200, $6,124, $717 and $6,800, respectively.

(5)
Includes contributions to the Bank's CODA/Profit Sharing Plan, the Banks ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Shibuya of $7,270, $10,811, $623 and $3,200, respectively.

(6)
Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Shibuya of $6,541, $10,597, $540 and $5,000, respectively.

(7)
Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Imamura of $6,200, $6,124, $630 and $6,800, respectively.

(8)
Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Imamura of $7,270, $10,811, $540 and $3,200, respectively.

(9)
Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Imamura of $6,541, $10,597, $467 and $4,030 respectively.

(10)
Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Kanda of $6,200, $6,124, $432 and $6,800, respectively.

(11)
Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Kanda of $7,270, $10,811, $375 and $3,200, respectively.

(12)
Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Kanda of $6,541, $10,597, $330 and $3,381, respectively.

    Option Grants.  No options or stock appreciation rights were granted during 2000 to the Named Executives.

    Option Exercises and Holdings.  The following table provides information with respect to the Named Executives concerning the exercise of options during the fiscal year ended December 31, 2000 and unexercised options held by the Named Executives as of December 31, 2000:

AGGREGATED OPTION(1) EXERCISES IN 2000
AND YEAR-END OPTION VALUES

			Number of Unexercised Options at 12/31/00		Value of Unexercised In-the-Money Options(2) at 12/31/00
	Shares Acquired on Exercise(#)
		Value Realized($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
SAITO, Joichi	—	N/A	—	—	—	—
SHIBUYA, Naoaki	—	N/A	19,000	—	$281,865	—
IMAMURA, Austin Y.	—	N/A	—	—	—	—
KANDA, Neal K.	—	N/A	12,600	—	190,890	—

(1)
The Company has no compensation plans pursuant to which stock appreciation rights may be granted.

(2)
The value of unexercised "in-the-money" options is the difference between the market price of the Common Stock on December 31, 2000 ($27.875 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

    Defined Benefit Pension Plan.  The table below shows estimated annual retirement benefits at age 65 for various levels of executive compensation and service under the Bank's Defined Benefit Pension Plan.

PENSION PLAN TABLE

	Years of Service
Annualized Final Average Compensation
	15 Years	20 Years	25 Years	30 Years	35 Years
$50,000	$5,625	$7,500	$9,375	$11,250	$13,125
100,000	11,250	15,000	18,750	22,500	26,250
150,000	16,875	22,500	28,125	33,750	39,375
200,000	22,500	30,000	37,500	45,000	52,500
250,000	28,125	37,500	46,875	56,250	65,625
300,000	33,750	45,000	56,250	67,500	78,750
350,000	39,375	52,500	65,625	78,750	91,875
400,000	45,000	60,000	75,000	90,000	105,000
450,000	50,625	67,500	84,375	101,250	118,125
500,000	56,250	75,000	93,750	112,500	131,250

    Under the Defined Benefit Pension Plan, benefits are based upon the employee's years of service and highest average annual salary in the final sixty (60) consecutive month period of service, excluding the period between June 30, 1986 and January 1, 1991, when the Defined Benefit Pension Plan was curtailed.

    The Company has a non-qualified, unfunded Supplemental Executive Retirement Plan ("SERP") for executive officers. To be eligible, an executive must have had benefits under the Defined Benefits Pension Plan that are limited by certain laws or regulations governing such plan and its benefits. SERP provides the difference between the unrestricted benefits and the restricted benefits allowed under the Defined Benefit Pension Plan.

    Benefits based on the highest average annual salary in a sixty (60) consecutive month period of service in excess of the qualified plan's maximum compensation limit of $170,000 for 2000 would be payable to eligible employees pursuant to SERP. The credited years of service as of December 31, 2000 for Messrs. Saito, Shibuya, Imamura and Kanda are 13, 7, 15 and 11, respectively.

  Director Compensation

    The Company and the Bank each has a policy of paying fees to directors for their attendance at board and committee meetings. The Company and the Bank pay each of their non-employee directors $800 per board meeting attended and $600 per board committee meeting attended. In addition, the Company pays $5,000 annually to each non-employee director, and the Bank pays $12,000 annually to each non-employee director. CPB Properties, Inc. pays each of its non-employee directors $600 per board meeting attended.

    Non-employee directors of the Company and the Bank are also eligible to participate in the Company's 1997 Stock Option Plan. During 1997, non-employee directors received grants of stock options to purchase, in the aggregate, 147,000 shares of Common Stock at an exercise price of $17.875 per share. Options vest at a rate of 1,500 shares per year until the earlier of the director's retirement at age 70 or 10 years from the date of grant.

    The Company maintains a Directors Deferred Compensation Plan effective as of January 1, 2001, under which each non-employee director of the Company and the Bank may elect to defer all or a portion of his or her annual retainer and meeting fees. Distribution of the deferred compensation account will be made in the form of a lump sum payment within ten years following termination from service or annual installment payments over a period no greater than ten (10) years following termination from service, in accordance generally with the director's election made at the time of the deferral. A withdrawal from the deferred compensation account is also available in the case of an unforeseeable emergency. Under the Deferred Compensation Plan, deferred amounts are valued based on corresponding investments in certain investment funds offered by the Bank's Trust Division which may be selected by the director. The Deferred Compensation Plan is a nonqualified deferred compensation plan under which distributions are made from the general assets of the Company and under the direction and oversight of the Compensation Committee.

  Report of the Compensation Committee to Shareholders

    The Compensation Committee reviews and recommends to the Board of Directors the terms of employment agreements and compensation plans for executives, reviews and adopts (subject to ratification by the entire Board of Directors) the terms of the Company's stock option plans and other performance-based compensation plans for employees of the Company, determines eligibility to participate in and grants of awards to employees under the Company's stock option plans and performance-based compensation plans and otherwise performs functions related to the administration of the Company's stock option plans and performance-based compensation plans. The Compensation Committee is chaired by Mr. Hong, and Messrs. Devens and Nagamine are members. Each member of the Compensation Committee is a non-employee director of the Company and the Bank.

    Set forth below is a report of the Compensation Committee addressing the Company's compensation policies for 2000 applicable to the Company's executives, including the Named Executives.

    The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report of the Compensation Committee by reference.

Report of the Compensation Committee on Executive Compensation

    The Company's compensation programs reflect the philosophy that executive compensation levels should be linked to Company performance, yet be competitive and consistent with that provided to others holding positions of similar responsibility in the banking and financial services industry. The Company's compensation plans are designed to assist the Company in attracting and retaining qualified employees critical to the Company's long-term success, while enhancing employees' incentives to perform to their fullest abilities to increase profitability and maximize shareholder value. With the exception of the Annual Executive Incentive Plan (the "Annual Incentive Plan") and the Supplemental Executive Retirement Plan ("SERP"), the Company's compensation plans are generally available to all employees, subject to certain hours and years of service requirements. In addition, the Board of Directors has the authority to grant discretionary awards to individual employees where it deems appropriate.

  Salary Compensation

    The Company pays cash salaries to its executive officers which are competitive with salaries paid to executives of other companies in the banking and financial services industry based upon the individual's experience, performance and responsibilities and past and potential contribution to the Company. In determining the market rate, the Company obtains information regarding executive salary levels for other companies in the banking and financial services industry, especially among the larger Hawaii banks. The relative asset size and profitability levels of these institutions are also considered. On April 25, 2000, the Company's Board of Directors approved the compensation for all executive officers for the ensuing year, effective May 1, 2000.

    In recommending the increase in compensation for the Company's Chief Executive Officer, the Compensation Committee considered salary level relative to competitors, the Company's financial performance relative to the previous year, and the relative increases in salaries received by other officers of the Company. Each of these factors was weighted relatively equally. Net income in 1999 increased by 8.3% over 1998, return on average assets increased to 1.03% from 1.00%, and return on average stockholders' equity increased to 10.93% from 9.79%. Net charge-offs in 1999 decreased to 0.26% of average loans compared to 0.53% in 1998, and nonperforming assets declined to 0.94% of year-end loans in 1999 compared to 1.27% in 1998. Total assets increased by 5.5% in 1999, compared with a 4.8% increase in 1998. In assessing the Company's performance, the Compensation Committee also took into account economic conditions in Hawaii. In addition, the other Named Executives also received salary increases.

  Incentive Compensation

    During 2000, the Bank had three programs whereby compensation for the Named Executives was directly linked to the Company's performance: the Profit Sharing Plan, the ESOP and the Annual Incentive Plan.

    Profit Sharing Plan and ESOP.  The Bank makes annual contributions (the "Plan Contribution") to the Profit Sharing Plan and ESOP (collectively, the "Plans") as determined by the Bank's Board of Directors depending on the profitability of the Bank during the year, subject to certain limitations on contributions under the Internal Revenue Code and the Plans.

    The assets of the Plans are held in trust for the exclusive benefit of the participants. Employees with not less than one year of service with the Bank are eligible to participate in the Plans. The portion of the Plan Contribution contributed to each Plan is allocated among the participating employees, including the Named Executives, in the proportion which each participant's compensation for the fiscal year bears to the total compensation for all participating employees for such year. Benefits vest at a rate of twenty percent (20%) per year and participants receive a distribution of vested amounts allocated to their accounts only upon retirement or termination of employment with the Bank.

    The Bank's Board of Directors makes its determination of the amount of the Plan Contribution based upon management's recommendation at the end of the fiscal year. For 2000, the Plan Contribution equaled 5% of the pre-tax income of the Bank and CPB Properties, Inc. (excluding the effect of the Plan Contribution expense), less the amount of cash dividends paid by the Bank during the fiscal year. The Plan Contribution is allocated between the Profit Sharing Plan and the ESOP by the Bank's Board of Directors in its discretion based upon management's recommendation. In determining the allocation of the Plan Contribution, the Bank's Board of Directors considers the countervailing concerns of investment diversification through the Profit Sharing Plan and employee Common Stock ownership through the ESOP. In 1994, the Bank's Board of Directors approved the Cash or Deferred Arrangement ("CODA") program which allows each employee who is a participant in the Profit Sharing Plan to elect to receive one-half of the current year's profit sharing contribution in cash with the other half being allocated to such employee's account under the Profit Sharing Plan. Elections not made would be deferred into that employee's 401(k) Plan account. For 2000, approximately 50% of the Plan Contribution was allocated to the Profit Sharing Plan and 50% to the ESOP. In 2000, the Bank contributed $649,000 to the CODA and Profit Sharing Plan and $649,000 to the ESOP, which equaled 3.6% and 3.6%, respectively, of total compensation paid to all participating employees for the year.

    Annual Incentive Plan.  The Annual Incentive Plan was adopted by the Bank's Board of Directors for the 2000 fiscal year. Full-time employees of the Company or its subsidiaries who have been granted the title of senior vice president or above prior to October 1, 2000, were eligible to participate in the Annual Incentive Plan. In addition, a participant must have received a performance appraisal rating of "accomplished" or above during the calendar year to be considered eligible for an award. During 2000, ten executives, including each of the Named Executives, were eligible to participate in the Annual Incentive Plan.

    Subject to review by the Bank's Board of Directors, participants were eligible to receive a cash bonus under the Annual Incentive Plan, provided certain corporate objectives for financial performance, as measured by the Company's return on equity, return on assets and the efficiency ratio were met. Based on the corporate objectives set for 2000, participants were eligible to receive cash bonuses. After assessing the Company's 2000 financial performance, the Bank's Board of Directors, upon management's recommendation, awarded cash bonuses to the Named Executives in the amounts noted for 2000 in the "Summary Compensation Table."

  Stock-Based Compensation

    The Company also believes that stock ownership by employees, including the Named Executives, provides valuable long-term incentives for such persons who will benefit as the Common Stock price increases and that stock-based performance compensation arrangements are beneficial in aligning employees' and shareholders' interests. To facilitate these objectives, the Company adopted the 1997 Stock Option Plan.

    1997 Stock Option Plan.  The 1997 Stock Option Plan was adopted in 1997 to replace the 1986 Stock Option Plan which expired on November 7, 1996. The 1997 Stock Option Plan is administered by the Compensation Committee. The 1997 Stock Option Plan provides for stock options to be granted to key employees, generally at a level of vice president and above, including the Named Executives, and to non-employee directors of the Company and the Bank. However, no stock options were granted to the Named Executives during 2000.

  Other Compensation

    The Company's executives are eligible to participate in the Bank's Defined Benefit Pension Plan (the "Pension Plan"), SERP and the Split Dollar Life Insurance Plan (the "Insurance Plan"). The Pension Plan is a qualified defined benefit plan which provides for monthly annuity payments upon retirement. Benefits are based upon the employee's years of service and highest average annualized compensation in a sixty (60) consecutive month period of employment. In 1995, the maximum annual compensation allowable for determining benefits payable under the Pension Plan was reduced to $150,000, subject to future adjustments based on increases in the cost of living. The reduction had the effect of decreasing the benefits payable under the Pension Plan to the Company's executive officers whose annualized compensation was likely to exceed $150,000. See "ELECTION OF DIRECTORS—Compensation of Directors and Executive Officers—Executive Compensation—Defined Benefit Pension Plan."

    SERP was adopted by the Board of Directors effective January 1, 1995 as a means of supplementing the benefits provided under the Pension Plan in light of imposed salary limitations. Under the Insurance Plan, the Bank provides life insurance coverage for certain senior officers, including the Named Executives. The Insurance Plan agreements provide death benefits of approximately two times the officers' normal annual salary during employment and an amount approximating the officers' final normal annual salary upon retirement.

    The Named Executives also participate in the Company's broad-based employee benefit plans, such as the 401(k) Plan, medical, supplemental disability and term life insurance.

THE COMPENSATION COMMITTEE
STANLEY W. HONG, CHAIR PAUL DEVENS DANIEL M. NAGAMINE

  Compensation Committee Interlocks and Insider Participation

    Some of the directors and executive officers of the Company and the Bank and the companies with which they are associated were customers of and had banking transactions with the Bank in the ordinary course of the Bank's business during 2000, and the Bank expects to conduct similar banking transactions in the future. All such loans and commitments were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness, and in the opinion of management of the Bank, did not involve more than a normal risk of collectibility or present other unfavorable features.

    Paul Devens, a director of the Company and a member of the Bank's Compensation Committee, is Of Counsel, an independent relationship, to the law firm of Devens, Nakano, Saito, Lee, Wong & Ching. The Company and the Bank retained the legal services of the law firm during 2000. Management is of the opinion that the fees paid to the law firm are comparable to those fees that would have been paid for comparable legal services from a law firm not affiliated with the Company or the Bank. It is anticipated that the law firm will perform certain legal services for the Company and the Bank during 2001.

  Performance Graph

    The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on Common Stock with (i) the cumulative total return of the Nasdaq market index and (ii) the cumulative total return of banks and bank holding companies listed on Nasdaq over the period from December 31, 1995 through December 31, 2000. The graph assumes an initial investment of $100 at the end of 1995 and reinvestment of dividends during the ensuing five-year period. The graph is not necessarily indicative of future price performance.

    The following Performance Graph does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Performance Graph by reference.

  Certain Transactions

    On December 16, 1986, the shareholders of the Company ratified an agreement ("Share Purchase Agreement") dated November 20, 1986 between the Company and Sumitomo (see "Principal Shareholders"), which provides that the Company will not issue or reissue shares of any class of the Company's authorized capital stock, or issue any obligations or securities convertible into shares of capital stock of the Company without first giving written notice to Sumitomo describing the securities to be sold and offering Sumitomo the opportunity to purchase an amount of securities which will allow it to maintain its then 13.734% level of ownership of the Company's capital stock. Pursuant to the Share Purchase Agreement, warrants are issued giving Sumitomo the right to purchase from the Company shares of Common Stock upon the exercise of stock options at a price equal to the fair market value of the Common Stock at the time Sumitomo exercises the warrant, contingent upon the exercise of stock options held by optionees and subject to the approval of the Federal Reserve Board.

    CKSS Associates (the "Partnership"), a limited partnership in which CPB Properties, Inc., a wholly owned subsidiary of the Bank, is a general partner and 50% owner, entered into loan agreements with Sumitomo and the Bank for the development of office building complexes in Honolulu known as Central Pacific Plaza, part of which serves as the Company's headquarters, and Kaimuki Plaza, in which one of the Bank's branches is located. At December 31, 2000, notes payable by the Partnership totaling $6,801,000 to Sumitomo and due on June 18, 2001, were secured by a mortgage on Central Pacific Plaza. A note payable of $8,300,000 to the Bank, due on August 10, 2001, was secured by a mortgage on the leasehold interest in the Kaimuki Plaza. As part of the development of the Kaimuki Plaza, the Partnership entered into a lease agreement with CPB Properties, Inc., which owns the land, effective from January 1, 1993 to December 31, 2047. The Partnership also had a $100,000 note payable to the Bank, due on April 10, 2001, which was secured by second mortgages on the Central Pacific Plaza and Kaimuki Plaza properties. The notes payable bear interest at either a fixed rate or a variable rate based upon the London Interbank Offered Rate or the Federal funds rate. The weighted average rate on these notes was 7.018% at December 31, 2000. Management of the Company believes that the terms of such loans are as favorable as could have been negotiated with unaffiliated third parties.

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Board of Directors has appointed KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 2001. KPMG LLP audited the Company's financial statements for the fiscal year ended December 31, 2000 and has audited the Company's financial statements since the Company's inception in 1982. Representatives of KPMG LLP are expected to attend the Meeting. The representatives are expected to be available to respond to appropriate questions and will have an opportunity to make a statement, if they desire to do so.

  Fees

    The following table sets forth the aggregate fees that the Company has incurred for audit and non-audit services provided by KPMG LLP for the fiscal year ended December 31, 2000. The table lists audit fees, financial information systems design and implementation fees, and all other fees. All services rendered by KPMG LLP during fiscal year 2000 were furnished at customary rates and terms.

Fiscal Year Ended December 31, 2000
Audit Fees	$174,000
Financial Information Systems Design and Implementation Fees	0
All Other Fees	888,895

    Audit fees include only fees that are customary under generally accepted auditing standards and are the aggregate fees the Company incurred for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2000 and the reviews of the financial statements included in the Company's Quarterly Reports on Forms 10-Q for fiscal year 2000.

    Financial information systems design and implementation fees include fees billed for non-audit services performed during fiscal year 2000 such as operating or supervising the operation of the Company's information system or local area network.

    All other fees represent the aggregate fees billed for services rendered by KPMG LLP, other than those services covered above, including profitability enhancement and income tax-related services.

    The Audit Committee of the Board considered whether the provision of services covered in financial information systems design and implementation and all other services were compatible with maintaining the independence of KPMG LLP.

    The Board of Directors has submitted its appointment of KPMG LLP for ratification by the Company's shareholders. The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock represented and entitled to vote at the Meeting will be required for passage of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

APPROVAL OF THE AMENDMENT TO 1997 STOCK OPTION PLAN

    The Company's Board of Directors has adopted, and recommends that shareholders approve, Amendment No. 1 to the Company's 1997 Stock Option Plan ("Amendment No. 1"), a copy of which is attached as Appendix B. Amendment No. 1 was adopted effective as of February 21, 2001, subject to shareholder approval. The following description is qualified in its entirety by reference to terms of Amendment No. 1.

  Plan

    The 1997 Stock Option Plan (the "Plan") was adopted effective as of January 1, 1997, and is administered by the Compensation Committee, which is comprised of two or more outside directors, as defined in Section 162(m) of the Internal Revenue Code of 1986. The Compensation Committee has the discretionary authority to determine the persons to whom awards will be granted and the terms and conditions, not inconsistent with the terms of the Plan, of awards granted, to construe and interpret the Plan and awards thereunder, and to establish the administrative rules, guidelines and practices governing the Plan.

    The maximum number of shares of Common Stock with respect to which awards may be granted under the plan is 500,000. In the event that any award previously granted under the Plan expires or terminates for any reason without having been exercised in full, the shares covered by such expired or terminated award will be added to the shares otherwise available for awards. If the shares of Common Stock are increased or decreased through reorganization, stock split, stock dividend, or certain other transactions, an appropriate and proportionate adjustment will be made to the maximum shares available under the Plan.

    The Plan provides for awards of qualified incentive stock options and nonqualified stock options, which awards may be granted at the Compensation Committee's discretion to all employees, employee directors, and non-employee directors of the Company or its subsidiaries, except that only employees are eligible for the grant of qualified incentive stock options. The Plan provides for the specific treatment of awards in the event of a participant's termination of employment or service (for example, in the case of termination for cause, options are forfeited; in the case of termination due to death or disability, vested options generally remain exercisable until one year after termination; in the case of termination for other reasons, vested options generally remain exercisable until three months after termination). In the event of a dissolution or liquidation of the Company, or a reorganization, merger, or consolidation of the Company as a result of which the Company will not be the surviving corporation, or a sale of substantially all the assets of the Company to another person, or other terminating event as specified in the Plan, the outstanding options will become fully vested.

    The Plan provides that the Board of Directors or the Compensation Committee may amend the Plan at any time, except that, without the approval of shareholders, no amendment may increase the number of shares reserved under the Plan, materially modify the requirements for eligibility, or materially increase the benefits accruing to participants. Further, no amendment may be made without a participant's consent if such amendment would impair the rights of the participant with respect to an award that has already been granted under the Plan.

  Proposed Amendment

    Amendment No. 1 is designed to provide for the grant of Common Stock to non-employee directors of the Company and its subsidiaries, to require retention of the Common Stock for all or a portion of the director's tenure as a director, and thereby to more closely align the interests of directors with those of shareholders of the Company.

    Specifically, Amendment No. 1 modifies the Plan by adding provisions which allow for the grant of restricted shares to non-employee directors only. Employees are not eligible for the grant of restricted shares. The preexisting maximum shares which is specified under the Plan will be available for the grant of options as well as restricted shares. The Compensation Committee may at its sole discretion designate the directors to whom restricted shares will be granted and determine the amount and other terms and conditions for the grant.

    The restricted shares granted to a director will be conditioned upon the achievement of specified service or performance requirements during a specified period ("Restriction Period") as determined by the Compensation Committee. During the Restriction Period, the shares may not be sold, pledged, assigned or transferred in any manner (except to a grantor trust of which the director is both a trustee and beneficiary), and will not be subject to execution, attachment, or similar process. The director will have during the Restriction Period the rights of Company shareholders, including the right to vote and the right to receive dividends.

    In the event that the applicable service or performance conditions are not met during the Restriction Period, the restricted shares will be forfeited by the director at such time. Upon the expiration of the Restriction Period and the compliance with the applicable service or performance conditions, the restricted shares will become transferable and no longer subject to forfeiture, and the Company will deliver to the director a stock certificate representing the shares. In the case of a reorganization, merger, or consolidation of the Company as a result of which the Company will not be the surviving corporation or the occurrence of other terminating events as specified in the Plan, the restricted shares will become transferable and no longer subject to forfeiture.

  Certain Tax Aspects of Proposed Amendment

    The grant of restricted shares to a director under Amendment No. 1 will not at such time result in income to the director for federal income tax purposes. After receipt of restricted shares, the director will generally recognize taxable ordinary income equal to the fair market value of the shares at the time of the expiration of the Restriction Period or otherwise at the time the shares cease to be subject to conditions of forfeiture.

    However, within thirty (30) days after the date the restricted shares are received, the director may elect under Section 83(b) of the Internal Revenue Code of 1986 to recognize taxable ordinary income at the time of transfer in an amount equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time. If an election is made, no additional income will be recognized upon lapse of restrictions on the shares, but, if the shares are subsequently forfeited, the director may not deduct the income that was recognized at the time of receipt of the shares and the director will have a capital loss equal to that amount. The director's holding period for the shares will begin at the time the taxable income is recognized under these rules, and the tax basis of the shares will be the amount of income so recognized.

    Any dividends received on the restricted shares will be taxable compensation income when received. The Company or subsidiary to whom services are rendered will be entitled to the deduction at the same time and amount as the director recognizes ordinary income.

    The Board of Directors has submitted for approval by the Company's shareholders Amendment No. 1 to the Company's 1997 Stock Option Plan. The affirmative vote of the holders of at least a majority of the outstanding shares of the Company's Common Stock represented and entitled to vote at the Meeting will be required for passage of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

OTHER BUSINESS

    The Board of Directors knows of no other business that will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby on such matters in accordance with the recommendation of the Board of Directors.

PROPOSALS OF SHAREHOLDERS

    The 2002 Annual Meeting of Shareholders will be held on or about April 23, 2002. Proposals of shareholders intended to be presented at the 2002 Annual Meeting must be received by the Secretary of the Company, Post Office Box 3590, Honolulu, Hawaii 96811, no later than November 21, 2001.

    In addition, in the event a shareholder proposal is not submitted to the Company prior to February 5, 2002, the proxy to be solicited by the Board of Directors for the 2002 Annual Meeting of Shareholders will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion, if the proposal is presented at the 2002 Annual Meeting of Shareholders, without any discussion of the proposal in the proxy statement for such meeting.

    SHAREHOLDERS MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K INCLUDING FINANCIAL STATEMENTS REQUIRED TO BE FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934 FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 BY WRITING TO AUSTIN Y. IMAMURA, VICE PRESIDENT AND SECRETARY, CPB INC., POST OFFICE BOX 3590, HONOLULU, HAWAII 96811.

Dated: March 23, 2001	CPB INC.

Joichi Saito Chairman of the Board and Chief Executive Officer

Appendix A

CPB INC.
BOARD OF DIRECTORS
AUDIT COMMITTEE CHARTER

I.  AUDIT COMMITTEE PURPOSE

    The Audit Committee is appointed by the Board of Directors to assist in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  •
  Monitor the integrity of the financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

  •
  Monitor the independence and performance of the independent auditors and the internal audit department.

  •
  Provide an avenue of communication among the independent auditors, management, the internal audit department and the Board of Directors.

    The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

II.  AUDIT COMMITTEE COMPOSITION

    Audit Committee members shall meet the requirements of the National Association of Securities Dealers. The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent non-employee directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

III. AUDIT COMMITTEE MEETINGS

    The Audit Committee shall meet at least four times annually, or more frequently as circumstances require. The Chairman of the Audit Committee shall prepare and/or approve an agenda in advance of each meeting.

    The Audit Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The Audit Committee may meet with the independent auditor, the internal audit manager, or management in separate sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately.

IV. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures

1.
Review and reassess the adequacy of this charter at least annually. Submit the charter to the Board of Directors for approval and have the charter published at least every three years in accordance with Securities and Exchange Commission regulations.

2.
In consultation with management, the independent auditors and the internal audit manager, consider the integrity of the financial reporting process and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal audit manager together with management's responses.

3.
Review with management and the independent auditors the quarterly financial results prior to the release of earnings and/or the quarterly financial statements prior to filing or distribution. Discuss any significant changes to management's accounting principles and any items required to be communicated by the independent auditors in accordance with the American Institute of Certified Public Accountants Statement on Auditing Standards No. 61. The Chairman of the Audit Committee may represent the entire Audit Committee for purposes of this review.

4.
Review the annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

Independent Auditors

5.
The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the independent auditors, and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6.
Approve the fees and other significant compensation to be paid to the independent auditors.

7.
On an annual basis, the Audit Committee shall review and discuss with the independent auditors their written disclosure of all significant relationships that could impair the auditors' independence, and recommend that the Board of Directors take action in response to the independent auditors' report to satisfy itself of the independence of the independent auditors.

8.
Review the independent auditors' audit plan—discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

9.
Consider the independent auditors' judgments about the quality and appropriateness of management's accounting principles as applied in its financial reporting.

10.
Review all reports issued by the independent auditors.

Internal Audit

11.
Review the plan, changes in plan, activities, budget, organizational structure and qualifications of the internal audit department, as needed. The internal audit department shall report directly to the Board of Directors through the Audit Committee.

12.
Review the performance, appointment and replacement of the internal audit manager. Changes in the internal audit manager shall be subject to approval by the Audit Committee.

13.
Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

Other Audit Committee Responsibilities

14.
On at least an annual basis, review with counsel any legal matters that could have a significant impact on the Company's financial statements, compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

15.
Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the annual proxy statement.

16.
Perform any other activities consistent with this charter, the Company's by-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate. The Audit Committee shall have access to the internal audit department as deemed necessary.

17.
Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

Appendix B

AMENDMENT NO. 1 TO THE
CPB INC. 1997 STOCK OPTION PLAN

    In accordance with Section 11 of the 1997 Stock Option Plan (the "1997 Plan") of CPB Inc. (the "Company"), and subject to shareholder approval within one year of the date of adoption by the Board of Directors of the Company (the "Board"), the 1997 Plan is hereby amended by this Amendment No. 1, effective as of the date of adoption by the Board, as follows:

    The following new Section 14 shall be added after Section 13 of the 1997 Plan as follows:

  14.
  Director Restricted Shares.

    (a)  Purpose.  The purpose of the restricted share arrangement described in this Section 14 (the "Restricted Share Program") is to permit the Company to grant restricted shares to non-employee directors of the Company or its subsidiaries ("Non-Employee Directors"). The Restricted Share Program is designed to allow for the direct grant of shares of the Company's common stock to such Non-Employee Directors, to require retention of such stock throughout a period of tenure as a Non-Employee Director, and thereby to further align the interests of Non-Employee Directors with those of shareholders and provide additional incentive to contribute to the success of the Company.

    (b)  Effective Date.  This Section 14 constitutes an amendment to the 1997 Plan adopted by the Board effective as of the date of adoption, subject to shareholder approval. Accordingly, the preexisting provisions of the 1997 Plan shall generally apply as may be appropriate and applicable and not otherwise inconsistent with the provisions of this Section 14, and specifically: (i) the shares available for grant under the 1997 Plan as described in Section 3 shall be available also for grants of restricted shares; (ii) the authority and responsibilities relating to the administration of the 1997 Plan of the Compensation & 1997 Stock Option Plan Committee (the "Committee") as described in Section 2, Section 6, Section 8(c) and Sections 9 through 13, shall apply also to the administration of restricted shares, and for this purpose the terms "restricted share" and "grantee" shall be respectively applied in lieu of the terms "option" and "optionee" as may be appropriate and applicable in the given context.

    (c)  Eligibility.  All Non-Employee Directors shall be eligible to receive grants of restricted shares.

    (d)  Terms and Conditions.  Subject to the provisions of the 1997 Plan, the Committee may, in its sole and complete discretion, designate the Non-Employee Directors to whom restricted shares shall be granted and determine the amount, timing, and terms and conditions of the grant of such restricted shares. A grant of restricted shares shall be evidenced by a restricted share agreement between the grantee and the Company which shall reflect the terms and conditions of the grant.

    Incident to each restricted share grant, a specified number of shares of common stock shall be transferred to the grantee which shall be conditioned and become non-forfeitable upon the achievement of specified service or performance conditions within a specified period of time (the "Restriction Period") as determined by the Committee. At the time that the restricted share is granted, the Committee shall specify the service or performance conditions and the period of duration over which the conditions shall apply (the "Performance Period"). The date of grant of a restricted share shall be the date on which the Committee makes the determination to grant the restricted share, unless otherwise specified by the Committee.

    A grantee who is awarded restricted shares shall be issued a stock certificate with respect to such shares. Such certificate shall be registered in the name of the grantee and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award. The Committee shall require that the stock certificate evidencing such shares be held in the custody of the Company until the conditions thereon shall have lapsed, and that the grantee deliver a stock power, endorsed in blank, relating to the stock covered by such award. At the expiration of the applicable Restriction Period, the Company shall deliver to the grantee certificates held by the Company representing shares with respect to which the applicable conditions have been satisfied.

    If a grantee fails to meet the service or performance conditions prior to the expiration of the Performance Period, the restricted shares subject to such Restriction Period shall be forfeited by the grantee and shall be transferred to the Company upon the expiration of the Restriction Period. The Committee may, in its sole and complete discretion, accelerate the lapsing of or waive the applicable conditions in whole or in part based upon such factors and such circumstances as the Committee may determine.

    (e)  Restricted Shares Not Transferable.  During the Restriction Period, restricted shares may not be sold, pledged, assigned or transferred in any manner, and shall not be subject to execution, attachment or similar process. However, at the grantee's election, the restricted shares may be transferred to and held by a grantor trust of which the grantee is both a trustee and beneficiary, in which case the restricted shares shall continue to be subject to the non-transferability and forfeiture limitations.

    (f)  Shareholder Rights.  The grantee of restricted shares shall have during the Restriction Period all of the rights of a shareholder of the Company with respect to the restricted shares, including the right to vote the shares, and the right to receive any dividends and other distributions thereon. However, any shares of common stock issued as the result of any stock dividend or stock split, to the extent attributable to restricted shares, shall themselves constitute restricted shares.

    (g)  Surrender of Stock Certificate and Assignment of Shares.  Upon the occurrence of an event triggering the forfeiture of restricted shares, the grantee shall immediately take whatever action necessary to transfer the restricted shares to the Company, including the endorsement of any certificate representing the restricted shares. From and after occurrence of such an event, the Company shall not pay any dividends to the grantee on or with respect to the restricted shares, or permit the grantee to exercise any of the privileges or rights of a shareholder with respect to such shares, but shall treat the Company or its nominee as the owner of the shares. Any assignment of the restricted shares pursuant to this paragraph (g) shall be effective as of the date of the event which triggers the forfeiture.

    (h)  Compliance with Securities Laws.  Shares shall not be issued under the Restricted Share Program unless the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state and federal law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company may also require a grantee to furnish evidence satisfactory to the Company and its counsel (including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise), that the shares are being acquired only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each grantee shall consent to the imposition of one or more legends on the certificates for shares issued hereunder restricting their transferability as required by law or by the 1997 Plan.

CPB INC.
ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 24, 2001
This Proxy is solicited on behalf of the Board of Directors

   The undersigned shareholders of CPB Inc. (the "Company") hereby nominate, constitute and appoint Messrs. Paul Devens, Naoaki Shibuya, and Austin Y. Imamura, or any one of them, each with full power of substitution, as the lawful attorneys, agents and proxies of the undersigned, for the Annual Meeting of Shareholders of CPB Inc. (the "Annual Meeting") to be held on the third floor of the Central Pacific Plaza Building, 220 South King Street, Honolulu, Hawaii 96813, on Tuesday, April 24, 2001 at 10:00 a.m., Hawaii time, and at any and all adjournments thereof, to represent the undersigned and to cast all votes to which the undersigned would be entitled to cast if personally present, as follows:

   This proxy will be voted "FOR" the election of all nominees unless authority to do so is withheld for all nominees or for any other nominee. Unless "AGAINST" or "ABSTAIN" is indicated, this proxy will be voted "FOR" approval of the appointment of KPMG LLP as the Company's independent accountants and "FOR" approval of amendment to 1997 Stock Option Plan. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

IMPORTANT: Continued and to be signed on the reverse side.

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Shareholders
CPB INC.

April 24, 2001

Please Detach and Mail in the Envelope Provided

/x/ Please mark your votes as in this example.

1.	ELECTION OF DIRECTORS. Class I. Terms will expire in 2004.	FOR all nominees (except as indicated to the contrary) / /	WITHHOLD AUTHORITY to vote for all nominees listed / /
Nominees: Dennis I. Hirota, Shunichi Okuyama, Joichi Saito
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

2.	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS. To ratify the appointment of KPMG LLP as the Company's independent accountants for fiscal year ending December 31, 2001.
/ / FOR / / AGAINST / / ABSTAIN
3.
APPROVAL OF AMENDMENT TO 1997 STOCK OPTION PLAN. To approve Amendment No. 1 to the Company's 1997 Stock Option Plan which allows for discretionary grants of restricted shares of Common Stock of the Company to non-employee directors of the Company and its subsidiaries.
/ / FOR / / AGAINST / / ABSTAIN
4.
OTHER BUSINESS. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting.

The Board of Directors recommends a vote "FOR" the election of all nominees for director, "FOR" ratification of the appointment of KPMG LLP as the Company's independent accountants and "FOR" approval of amendment to 1997 Stock Option Plan. If any other business is properly presented at such meeting, this proxy shall be voted in accordance with the recommendations of the Board of Directors.

The undersigned hereby ratifies and confirms all that said attorneys and Proxy Holders, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement accompanying said notice.
Signature	Signature if held jointly	Date:	, 2001
NOTE:	Please date this proxy and sign above as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Partnership proxies should be signed by an authorized partner. Personal representatives, executors, administrators, trustees or guardians should give their full titles.

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SCHEDULE 14A INFORMATION
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS
INTRODUCTION
ELECTION OF DIRECTORS
Report of the Audit Committee
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE BOARD OF DIRECTORS' NOMINEES.
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION(1) EXERCISES IN 2000 AND YEAR-END OPTION VALUES
PENSION PLAN TABLE
Report of the Compensation Committee on Executive Compensation
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.
APPROVAL OF THE AMENDMENT TO 1997 STOCK OPTION PLAN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.
OTHER BUSINESS
PROPOSALS OF SHAREHOLDERS
Appendix A
Appendix B